EXHIBIT 32.1

CALIFORNIA PIZZA KITCHEN, INC

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Annual Report of California Pizza Kitchen, Inc (the “Company”) on Form 10-K for the fiscal year ended January 2, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard L. Rosenfield, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 17, 2011

By:	/S/ RICHARD L. ROSENFIELD
Richard L. Rosenfield Co-Chief Executive Officer

*	This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.